EXHIBIT 10.4

THIRD AMENDMENT TO RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES CONTRIBUTION AND SALE AGREEMENT, dated as of October 31, 2017 (the “Amendment”) is entered into among JARDEN RECEIVABLES, LLC (“Jarden Receivables” or the “Borrower”), the Originators party hereto (the “Originators”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto. Capitalized terms used herein shall have the meanings specified in the Sale Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, Jarden Receivables, as Borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Jarden Receivables, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Contribution and Sale Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Sale Agreement as described below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement.

Section 2. Amendment to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Schedule D to the Sale Agreement shall be and hereby is amended and restated in its entirety as set forth on Schedule D attached hereto.

Section 3. Conditions to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Jarden Receivables, each Originator, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.

(b) The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.

(c) The Administrative Agent shall have received a duly executed Amendment Fee Letter and all fees payable thereunder.

(d) The Administrative Agent shall have received a duly executed Reconveyance and Release Agreement (the “Reconveyance and Release Agreement”).

(e) The Administrative Agent and each Managing Agent shall have received an updated Monthly Report giving effect to this Amendment and the release of the Released Assets as defined in the Reconveyance and Release Agreement.

(f) The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

Section 4. Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Jarden Receivables and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.

Section 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC

By:	SUNBEAM PRODUCTS, INC.
Its:	manager and sole member

By	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal Officer and Corporate
Secretary

NEWELL BRANDS INC.,
as Servicer

By	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal and Administrative Officer
and Corporate Secretary

        THE ORIGINATORS:

BRK BRANDS, INC.
CALPHALON CORPORATION
THE COLEMAN COMPANY, INC.
GOODY PRODUCTS, INC.
GRACO CHILDREN’S PRODUCTS INC.
HEARTHMARK, LLC
IGNITE USA, LLC
LIFOAM INDUSTRIES, LLC
LOEW-CORNELL, LLC
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NUK USA LLC
PURE FISHING, INC.
QUICKIE MANUFACTURING CORPORATION
RAWLINGS SPORTING GOODS COMPANY, INC.
RUBBERMAID COMMERCIAL PRODUCTS LLC
RUBBERMAID INCORPORATED
SANFORD, L.P.
SHAKESPEARE COMPANY, LLC
SUNBEAM PRODUCTS, INC.
THE YANKEE CANDLE COMPANY, INC.

each as Originators

By	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal Officer and Corporate
Secretary

NEWELL BRANDS INC.
as an Originator

By	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal and Administrative Officer
and Corporate Secretary

THE UNITED STATES PLAYING CARD COMPANY,
as an Originator

By:	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Secretary and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Managing Agent

By	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Lender and as a Managing Agent

By	/s/ Isaac Washington
	Name:	Isaac Washington
	Title:	Vice President

ROYAL BANK OF CANADA,
as a Managing Agent

By	/s/ Janine D. Marsini
	Name:	Janine D. Marsini
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as a Managing Agent

By	/s/ Richard Gregory Hurst
	Name:	Richard Gregory Hurst
	Title:	Managing Director

SUNTRUST BANK,
as a Managing Agent

By	/s/ David Hufnagel
	Name:	David Hufnagel
	Title:	Vice President

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR

The undersigned, Newell Brands Inc., heretofore executed and delivered to the Administrative Agent a Performance Undertaking dated October 3, 2016. The undersigned hereby acknowledges and consents to the Third Amendment to Receivables Sale and Contribution Agreement dated as of the date hereof, and confirms that its Performance Undertaking, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned acknowledges that the Administrative Agent, the Issuing Lender and the Managing Agents are relying on the assurances provided herein in entering into the Amendment set forth above.

Dated as of October 31, 2017.

NEWELL BRANDS INC.

By:	/s/ Bradford R. Turner
	Name:	Bradford R. Turner
	Title:	Chief Legal and Administrative Officer
and Corporate Secretary

SCHEDULE D

EXCLUDED RECEIVABLES

1. Any Receivable that was originated by Lifoam Industries, LLC for which the Obligor is GlaxoSmithKline LLC, GlaxoSmithKline Services Unlimited or any subsidiary or affiliate of GlaxoSmithKline PLC

2. Any Receivable that was originated by The Yankee Candle Company, Inc. for which the Obligor is Autozone, Inc., Advance Auto Parts, Inc., The Pep Boys — Manny, Moe & Jack or O’Reilly Automotive Stores, Inc.

3. Any Receivable for which the Obligor is Toys “R” Us, Inc. or any of its affiliates